                                                                      EXHIBIT 24





                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, That the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith, Joseph E. Whitters and Ronald H. Galowich and each of them, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 26, 1996





                                                /s/Thomas J. Pritzker
                                                ------------------------------
                                                     Thomas J. Pritzker

                                                                      EXHIBIT 24







                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith, Joseph E. Whitters and Ronald H. Galowich and each of them, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 26, 1996





                                                /s/Robert J. Becker, M.D.
                                                ------------------------------
                                                     Robert J. Becker, M.D.

                                                                      EXHIBIT 24







                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith, Joseph E. Whitters and Ronald H. Galowich and each of them, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 26, 1996





                                                /s/Ronald H. Galowich
                                                ------------------------------
                                                     Ronald H. Galowich

                                                                      EXHIBIT 24







                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith, Joseph E. Whitters and Ronald H. Galowich and each of them, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 26, 1996





                                                /s/Michael J. Boskin
                                                ------------------------------
                                                     Michael J. Boskin

                                                                      EXHIBIT 24







                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith, Joseph E. Whitters and Ronald H. Galowich and each of them, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 26, 1996





                                                /s/Burton W. Kanter
                                                ------------------------------
                                                     Burton W. Kanter

                                                                      EXHIBIT 24







                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith, Joseph E. Whitters and Ronald H. Galowich and each of them, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 26, 1996





                                                /s/J. Patrick Foley
                                                ------------------------------
                                                      J. Patrick Foley

                                                                      EXHIBIT 24







                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith, Joseph E. Whitters and Ronald H. Galowich and each of them, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 26, 1996






                                                ------------------------------
                                                      David Simon

                                                                      EXHIBIT 24







                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith, Joseph E. Whitters and Ronald H. Galowich and each of them, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 26, 1996





                                                /s/Daniel Brunner
                                                ------------------------------
                                                      Daniel Brunner

                                                                      EXHIBIT 24







                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of HealthCare COMPARE Corp., a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints James C. Smith, Joseph E. Whitters and Ronald H. Galowich and each of them, (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1995 to be filed by the Company with the Securities and Exchange Commission and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    March 26, 1996





                                                /s/Robert S. Coleman
                                                ------------------------------
                                                     Robert S. Coleman